Prepaid Expenses and Other Receivables, net (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Prepaid Expenses and Other Receivables, net
Loan receivable - others (i)	$ 2,268,285	$ 1,377,787
Others	203,405	160,227
Total	2,471,690	1,538,014
Allowance for credit losses	(102,268)	0
Prepaid expenses and other receivables, net	$ 2,369,422	$ 1,538,014